Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004 (the "Report") by Tompkins Trustco, Inc. (the "Company"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 8, 2004


                                           /s/ FRANCIS M. FETSKO
                                           -----------------------------------
                                           Francis M. Fetsko
                                           Executive Vice President and
                                           Chief Financial Officer

                                       29